UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  November 14, 2006

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

390 UNION BLVD, SUITE 360 LAKEWOOD, CO 80228 (Address of Principal Executive Offices) (Zip Code)

(303) 988-5777
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On November 14, 2006, Gryphon Gold Corporation (the ''Company'') issued a press release announcing its financial results for the quarter ended November 14, 2006. A copy of the press release is attached to this Report as Exhibit 99.1.

The information set forth in this Report on Form 8-K (including the exhibit) shall not be deemed to be ''filed'' for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the ''Exchange Act'') or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated November 14, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: November 15, 2006	By: /s/ Anthony (Tony) D.J. Ker
Anthony (Tony) D.J. Ker Chief Executive Officer